UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2021

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2021, Franklin Resources, Inc. (the “Company”) issued a press release announcing the preliminary financial results for the Company’s fourth fiscal quarter and fiscal year ended September 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company also posted a preliminary fourth quarter and fiscal year 2021 earnings commentary on its internet website, available via investors.franklinresources.com.

On November 1, 2021, the Company announced that it had entered into a definitive agreement to acquire Lexington Partners, L.P. (the “Transaction”). The Company posted an investor presentation about the Transaction on its internet website, available via investors.franklinresources.com.

The contents of the Company’s website referenced herein and in the exhibits are not incorporated into this Current Report on Form 8-K.
The information in these Items 2.02 and 7.01, including the exhibits hereto other than Exhibit 99.2, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report with respect to Item 2.02 or Item 7.01, as the case may be, are incorporated by reference).

Item 8.01 Other Events.

A copy of the press release announcing the Transaction is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The Transaction is subject to customary closing conditions and is expected to close in the first half of calendar year 2022.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 1, 2021 issued by Franklin Resources, Inc. Announces Preliminary Fourth Quarter and Fiscal Year Results
99.2	Press Release dated November 1, 2021 issued by Franklin Resources, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	November 1, 2021	/s/ Matthew Nicholls
Matthew Nicholls
Executive Vice President and Chief Financial Officer

Date:	November 1, 2021	/s/ Gwen L. Shaneyfelt
Gwen L. Shaneyfelt
Chief Accounting Officer

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